AGA Financial Forum Palm Desert, CA May 16-19, 2015

2 Management Representatives Carl Chapman – Chairman, President and CEO  Susan Hardwick – Senior VP and CFO  Robert Goocher – Treasurer and VP-Investor Relations Aaron Musgrave – Director, Investor Relations

3 Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2014 annual report on Form 10-K filed on February 17, 2015. Robert L. Goocher, Treasurer and VP – Investor Relations rgoocher@vectren.com 812-491-4080

Vectren in 2015 & Beyond – Infrastructure Opportunities Leading the Way

- Over the last four years, Vectren has developed a utility growth strategy focused on gas system investment and narrowed its nonutility business mix
  - Driven by a goal to achieve higher earnings growth, lower risk, and a simplified structure
- Utility business remains Vectren's core, and the key driver of consistent earnings growth
- Utility and nonutility growth driven by heavy infrastructure investments; nonutility growth also driven by efficiency projects



Milestones
Acquire Infrastructure Services (Minnesota Ltd) March 2011
Exit Retail Gas Marketing (Vectren Source) December 2011
Exit Wholesale Gas Marketing (ProLiance) June 2013
Ohio Infrastructure 5-Year Investment Plan Approved (Gas) February 2014
Acquire Energy Services (Chevron ES - federal sector) April 2014
Indiana Infrastructure 7-Year Investment Plan Approved (Gas) August 2014
Exit Coal Mining (Vectren Fuels) August 2014

4

Vectren's Compelling Business Mix


Vectren Utility
Vectren Nonutility
Indiana - Vectren North (Gas) 574,000 Customers
Indiana - Vectren South (Electric) 143,000 Customers
Indiana - Vectren South (Gas) 110,000 Customers
Vectren Ohio (Gas) 313,000 Customers
~1.1 million total utility customers
Constructive regulation/ legislation in IN & OH
Infrastructure Services
Distribution & Transmission Pipeline Construction
Energy Services
Performance Contracting & Sustainable Infrastructure Projects
Vectren's Earnings Profile
Current
Nonutility ~20%
Utility ~80%
Utility Current
Gas: ~45%
Electric: ~55%
Utility by 2019
Gas: ~65%
Electric: ~35%

5

6 Strategies to Achieve Financial Goals Utility  Execute investment & cost control strategies to achieve utility earnings growth target • Gas system infrastructure investment to drive consistent earnings growth, while enhancing reliability & public safety and delivering affordable gas service to our customers – Expect approx. 9% gas rate base growth over the next 5 years and expect our gas customers’ rates to remain at or below the average of other LDC’s in the region • Earn allowed return overall (~10.3% in 2015) – Current returns on large % of new infrastructure investments as provided in IN & OH legislation/regulation – Full gas and partial electric utility lost margin recovery mechanisms in place in all territories – Aggressively manage costs through performance management & strategic sourcing • Electric rate base managed to ~flat over the next 5 years to mitigate customer bill impacts Nonutility  With commodity business divestitures and key acquisitions completed from 2011-2014, organic growth now expected to be the principal driver of overall annual earnings growth • Infrastructure Services growth could include smaller tuck-in acquisitions; key: people/geography • Energy Services’ platform for energy performance contracting and sustainable infrastructure growth now in place with acquisition of Chevron’s federal business unit

7 Summary of Updated Financial Targets Originally Shared November 2014 Current Previous Annual total shareholder return* 9-11% 8-10% Consolidated earnings growth 5-7% 4-5% Consolidated payout ratio 60% 65% Long-term dividend growth ** n/a Annualized dividend $1.52/share $1.44/share Utility earnings growth 4-6% 3% Utility payout ratio 70% 75% Nonutility earnings growth 12-15% 10% * Defined as earnings growth plus dividend yield ** Annual dividend growth rate will align with consolidated earnings growth rate and dividend payout target

8 Long Dividend Record Continues Executing on Strategy Gives Confidence for Bright Future Growing EPS and Declining Payout Ratio Positioned Vectren to Significantly Increase the Dividend Growth Rate * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition ***2015E dividend represents annualized Dec. 1, 2014 dividend  Since 2010, Vectren has consistently met earnings guidance, focusing on consistent earnings growth, lowering the payout ratio, and narrowing our nonutility business mix  Executing on our plan and confidence in our future strategy enabled us to increase the annualized dividend by $0.08 per share (5.6%) on Dec. 1, 2014 vs. more recent increases of $0.02 per share • 55 consecutive years of increasing the annual dividends paid  Strong future dividend growth will align with consolidated earnings growth & target dividend payout $1.65 $1.73 $1.94 $2.12 $2.28 $2.47 $1.37 $1.39 $1.41 $1.43 $1.46 $1.52 83% 80% 72% 67% 64% 62% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 2010 2011 2012 2013 * 2014 ** 2015E*** P a yo u t Rat io P er S h a re EPS Dividend Payout Midpoint

9 Excellent Shareholder Returns  Vectren’s achievement of consistent earnings growth over the last five years has driven excellent annual shareholder returns  We believe our strategy of focusing on our core, premier utility business and narrowed, higher quality nonutility business mix will continue to drive strong long-term returns going forward  Higher annual total shareholder return (TSR) target of 9-11% • Annual dividend growth aligned with 5-7% consolidated earnings growth target and 60% payout target Total Annualized Shareholder Returns as of February 27, 2015 20% 20% 19% 10% 1-Year 3-Year 5-Year 10-Year VVC 20% 18% 15% 15% VVC S&P 500 DJIA Peer Group 3-Year 19% 16% 15% 16% VVC S&P 500 DJIA Peer Group 5-Year

10 1st Qtr. Results Mark Great Start to 2015 EPS Growth Continues; Guidance Affirmed  Consolidated Results* • Strong start to 2015 – 1st qtr. EPS of $0.69 was slightly above plan & well ahead of $0.63 in 2014 • Earnings growth anchored by solid Utility results in addition to improved Nonutility results  Utility Group • Achieved 1st quarter EPS of $0.76, an increase of $0.02 over 2014 – Results were as expected and on track to meet earnings expectations for the year – Earnings growth driven by return on investment in new gas infrastructure • Economic environment in Indiana & Ohio remains positive; unemployment rates are below 6%  Nonutility Group* • Overall 1st quarter EPS improved by $0.04 vs the prior year, to a loss of ($0.07) per share – The seasonal 1st quarter losses for both nonutility businesses were slightly better than plan • Vectren Infrastructure Services (VISCO) achieved much improved results in the 1st qtr. vs. prior year (up $2.7 million), with more favorable weather and with construction demand very strong as demonstrated by record revenues – Miller Pipeline, VISCO’s gas distribution construction subsidiary, acquired North Carolina-based A & B Trenching on May 6, 2015; its ~200 employees currently generate revenue of ~$20 million/year; this tuck-in acquisition was anticipated in our 2015 plans • After very strong contract signings in 4th qtr. 2014, Vectren Energy Services (VESCO) signed $35 million of new contracts in 1st qtr. 2015, while focusing on advancing projects through the growing sales funnel * Results discussions exclude Coal Mining in 2014

11 2015 Guidance Affirmed Consistent Earnings Growth Expected to Continue in 2015 Consolidated: $2.40 to $2.55 per share Utility: $1.85 to $1.95 per share Nonutility: $0.55 to $0.65 per share  Affirming above EPS guidance ranges based on 1st quarter’s results and confidence in the outlook for the remainder of 2015 $1.65 $1.73 $1.94 $2.12 $2.28 $2.47 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 2010 2011 2012 2013* 2014** 2015E Vectren Earnings Per Share Midpoint * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition Goal: 5-7% Earnings Growth 5-Yr. CAGR: 8.4%

12 Utility - 2015 1st Quarter Review Steady Growth Driven by Infrastructure Investment Continues  Earnings for the first quarter were $63.0 million, or $0.76 per share, compared to $61.3 million, or $0.74 per share in 2014 • Improved results were driven by higher returns from Indiana and Ohio gas infrastructure investments Regulatory Update  In early 2015, reached an agreement in principle with the Indiana Utility Consumer Counselor to extend gas decoupling until 2020; uncontested settlement has been filed with the Indiana Commission (Commission)  Update on Vectren’s gas infrastructure order in Indiana • In August 2014, the Commission approved Vectren’s initial seven-year gas cap ex plan (2014-2020) under SB251 & SB560 (~60% of spend was approved under SB251) – The types of projects and details of the projects specified in our seven-year plan were found to be appropriate by the Commission – A single portion of our SB560 Order was appealed by the Indiana Utility Consumer Counselor ▪ Based on a very recent decision by the Indiana Court of Appeals (Court) addressing a similar challenge in an appeal of NIPSCO’s Order, we expect that the issue appealed in our case will be resolved later this year in our favor – The regulatory climate in Indiana continues to be constructive and the recent actions by the Court and the Commission reflect typical procedures during the initial interpretation and implementation phases associated with a new law such as this

13 Utility - Vectren’s Top Tier Regulatory Framework  Earnings stability and growth opportunities supported by regulatory mechanisms in Indiana and Ohio, outside of base rate cases • Both states encourage infrastructure investment within the state • Mechanisms in place to help insulate utilities from the financial impact of cost variability and customer usage decreases Electric IN-South IN-North Ohio IN-South Infrastructure Replacement Recovery Under SB 560   Recovery of Federal Mandates Under SB 251    Infrastructure Environmental CapEx Recovery Under SB 29  Infrastructure Replacement Recovery Under DRR*  Non-DRR* CapEx Deferral Under House Bill 95  Straight Fixed Variable Rate Design  Margin Decoupling or Lost Margin Recovery    Normal Temperature Adjustment   Gas Cost and Fuel Cost Recovery     Unaccounted for Gas    Costs Bad Debt Expense  Bad Debt Related to Gas Costs   Demand Side Management/Energy Efficiency Costs     MISO Transmission Costs  *DRR: Distribution Replacement Rider Gas

14 Utility – Cap Ex  Growth in rate base through 2019 is attributable to investments made under approved regulatory mechanisms  Depreciation & amortization expense of ~$210-240 million per year expected through 2019 • Gas utilities: ~$100-130 million/yr.; Electric: ~$90 million/yr.; Utility shared: ~$20 million/yr. Utility growth driven by expected investments in gas system infrastructure $ in millions 5-Yr Total Utility Cap Ex 2014 2015 2016 2017 2018 2019 2015-2019 Indiana 167$ 165$ 210$ 185$ 160$ 165$ 885$ Ohio 87 105 85 80 90 100 460 Gas Utilities 254$ 270$ 295$ 265$ 250$ 265$ 1,345$ Electric Utility* 96 105 80 80 90 80 435 Utility Shared Assets & Other 24 30 20 15 15 35 115 Utility Consolidated 374$ 405$ 395$ 360$ 355$ 380$ 1,895$ *Approx. $50 million of 2015-2019 electric cap ex expected with recovery/deferral mechanisms Gas Utility Cap Ex with Recovery/Deferral Mechanisms (included in table above) Indiana, Gas Utilities - SB251 80$ 80$ 90$ 85$ 80$ 415$ Indiana, Gas Utilities - SB560 45 60 60 35 40 240 Ohio - Distribution Replacement Rider (DRR) 45 40 40 40 40 205 Ohio - HB95 60 45 40 50 60 255 Subtotal - Gas 230$ 225$ 230$ 210$ 220$ 1,115$ Forecast

15 Utility – Rate Base & Sources of Funding Faster Gas Rate Base Growth with Continuing Opportunity to Earn At or Near Overall Allowed Return via Recovery Mechanisms and Cost Control Rate Base Growth Overall: 4.5% Gas(1): 9% Electric(2): Flat $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2014A 2015E 2016E 2017E 2018E 2019E Utility Rate Base Gas Electric * Utility Shared Assets In millions * Includes ~ $125M (on avg.) of FERC electric transmission assets Overall Utility allowed ROE of ~10.3% (1) Gas rate base growth attributable to infrastructure investments under approved regulatory mechanisms (2) Electric rate base is being managed to approximately flat over the next five years to mitigate customer bill impacts  Growth in rate base over the next five years funded with significant internal cash flow generation; incremental external debt financing of ~$400-500 million and available cash flow from nonutility businesses of ~$100-200 million to cover remainder of the spend • No planned public equity offerings; ~$30 million of dividend reinvestment plan proceeds  Successfully priced $200 million of utility-related debt (4.33% & 31 years – wtd. avg’s) and $150 million of nonutility-related debt (3.62% & 11 years – wtd. avg’s); both have delayed draw features out to 12/15/15 • Takes advantage of very attractive interest rates to refinance existing indebtedness that matures in 2015 and 2016 and for general corporate purposes, including our cap ex program

16 Utility Outlook  2015 utility EPS guidance midpt. of $1.90 per share, up 5.6% from 2014 EPS of $1.80 • Earnings growth driven by return on investment in new gas infrastructure • Control operating costs as culture of performance management builds Key Long-Term Growth Driver  Infrastructure investments – expect to invest about $1.9 billion in next 5 years, primarily related to the gas business where plans are filed and orders are in place $1.53 $1.50 $1.68 $1.72 $1.80 $1.90 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 $2.10 2010 2011 2012 2013 2014 2015E Utility Earnings Per Share Midpoint ’10-’13 CAGR: 4.0% ’13-’15E CAGR: 5.1% Goal: 4-6% Utility Earnings Growth

17 VISCO - 2015 1st Quarter Review Improved Results Over Prior Year; On Plan for 2015  Vectren Infrastructure Services (VISCO) • Improved 1st quarter results were up $2.7 million compared to the prior year – Earnings from operations up over $8 million, partially offset by increased corporate allocations, including additional interest expense of $1.5 million – Weather in the 1st quarter of 2015 allowed construction crews to complete much more work than during the harsher winter conditions in 1st quarter 2014 ▪ Also, in response to prior year weather conditions that limited ability to work, in Q1 2015 VISCO used an innovative approach to performing winter work on customer terminals in Minnesota • Estimated backlog of approximately $610 million as of 3/31/15 compared to 12/31/14 backlog of $625 million – Demand continues to be strong as evidenced by record 1st qtr. revenues, which included significant station work; backlog remains solid - continue to expect revenues of ~$850 million in 2015 • Acquired North Carolina-based A & B Trenching Co., Inc., on May 6, 2015 – Provides opportunity to add key gas distribution utility customers in North Carolina & South Carolina and ~200 additional skilled employees; perfect fit with our tuck-in acquisition strategy The enclosed working area is an example of innovative weather-protected environment for winter station work in upper Midwest

18 VESCO - 2015 1st Quarter Review Return to Profitability Still Expected in 2015  Vectren Energy Services (VESCO) • 1st quarter revenues & ending backlog up significantly vs. prior year, reflecting positive momentum to start the year – First quarter loss of ($3.1) million was slightly better than plan and similar to prior year; earnings improvement over 2014 still expected to occur in 2nd half of year – Backlog of $161 million at 3/31/15, compared to $144 million at 12/31/14 and $107 million at 3/31/14 ▪ Includes a $25 million project signed on 3/31/15 for the Camp Lejeune, N.C. military training facility to design and install heating and water heating systems to replace the centralized heating plants and distribution networks serving 38 buildings encompassing over 1.5 million sq. ft. • Sales funnel remains very high – over $400 million of projects awarded, but not yet contracted as of 3/31/15 – Expect three large new contracts totaling nearly $80 million to be signed in the 2nd quarter, in addition to several other smaller contract signings • Presidential Executive Order issued in March represents a significant affirmation of the Federal government’s commitment to energy saving performance contracting and sustainable infrastructure projects – Calls for agencies to utilize performance contracting as they strive towards a continued commitment of reductions of energy intensity by Federal buildings between 2015 and 2025 – Also, reaffirms the President’s Performance Contracting Challenge (i.e., Better Buildings Initiative)

19 Nonutility Outlook  2015 Nonutility EPS guidance midpt. of $0.60 per share, up from $0.47 per share in 2014, excluding Coal Mining results • Expect VISCO to contribute EPS of approx. $0.57 per share in 2015 (guidance midpoint) vs. $0.52 per share in 2014 • Expect VESCO to contribute EPS of approx. $0.01 per share in 2015 (guidance midpoint) vs. a loss of $(0.04) per share in 2014  Targeting nonutility earnings growth of 12-15% (2014 base yr.), increased from 10% • Expect EPS contribution from VISCO to grow $0.05-0.07 per share annually from 2015 results • Expect EPS contribution from VESCO to grow $0.03-0.05 per share annually from 2015 results Key Long-Term Growth Initiatives  VISCO • Capitalize on demand from the very long construction cycle in the gas distribution, gas and oil transmission, and water/wastewater markets  VESCO • Focus on continuing to win projects in the growing federal market; expand the public sector business as demand for energy efficiency projects continues to recover; grow the sustainable infrastructure segment by leveraging our project expertise; and continue to collaborate with industry/trade organizations, federal agencies, and state/local governments to improve the sales cycle process

20 Remaining 2015 Earnings Growth Expected in 2nd Half of Year  Remaining $0.13 per share of the total expected $0.19 per share increase in Vectren’s 2015 EPS ($2.47 at midpoint) vs. 2014 EPS ($2.28) should come as planned in the 2nd half of 2015 • Utility earnings growth builds throughout the year as gas utility infrastructure returns increase – Returns begin in January 2015 (for 1st half 2014 cap ex) and July 2015 (for 2nd half 2014 cap ex) • All of VESCO’s expected $0.05 per share improvement should occur as planned in 2nd half of year  Continued confidence in our long-term targets announced in Nov. 2014 Long-Term Targets Annual total shareholder return* 9-11% Consolidated earnings growth 5-7% Divid d g owth ** Utility earnings growth 4-6% Nonutility earnings growth 12-15% * Defined as earnings growth plus dividend yield ** Annual dividend growth rate wi l l a l ign with consol idated earnings growth rate and dividend payout target of 60%

21 Vectren Well Positioned for Premium Valuation  Vectren positioned for greater stability and higher, consistent earnings growth • Utility remains our core and gas utility investment is the growth engine – Infrastructure investments will drive earnings growth for both utility and nonutility • Strong credit ratings of A- / A2 at S&P / Moody’s  Annual total shareholder return (TSR) target of 9-11% • Annual dividend growth aligned with consolidated earnings growth and 60% payout target – 55-year history of growing the dividend  Premier utility franchise with demonstrated ability to earn allowed returns • Earnings growth of 4-6% to be driven by timely-recovered significant gas infrastructure investments • Operations in Indiana (gas/electric) & Ohio (gas) – constructive states for utility legislation/regulation  Nonutility businesses: higher quality mix, infrastructure & energy efficiency driven • Demonstrated action on strategy of eliminating commodity-based businesses from portfolio $1.65 $1.73 $1.94 $2.12 $2.28 $2.47 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 2010 2011 2012 2013 * 2014 ** 2015E Vectren Earnings Per Share Midpoint * Excluding ProLiance in 2013 - year of disposition ** Excluding Coal Mining in 2014 - year of disposition Goal: 5-7% Earnings Growth 5-Yr. CAGR: 8.4%

22 Questions?

Appendix

24 Consolidated 1st Quarter Results In millions, except per share amounts 2015 2014 Utility Group 63.0$ 61.3$ Nonutility Group Infrastructure Services (2.6) (5.3) Energy Services (3.1) (3.0) Other Businesses (0.2) (0.3) Nonutility Group (1) (5.9) (8.6) Corporate and Other (0.1) (0.4) Earnings (1) 57.0$ 52.3$ Earnings Per Share Utility Group 0.76$ 0.74$ Nonutility Group (1) (0.07) (0.11) Corporate and Other - - EPS (1) 0.69$ 0.63$ Avg Shares Outstanding - Basic 82.6 82.4 (1) Excludes Coal Mining Results in 2014 - Year of Disposition Net Loss Coal Mining (1.1)$ EPS Coal Mining (0.01)$ Ended Mar 31 3 Months Appendix

25 Infrastructure Services – Metrics 2015E $ in millions Midpoint (3) 2015 2014 Gross Revenue 850$ 176.9$ 123.0$ Gross Margin as % of Gross Revenue 18% 10% 7% EBITDA (1) 133$ 11.4$ 3.2$ Depreciation & Amortization 38$ 10.0$ 8.6$ Earnings From Operations (1) 95$ 2.1$ (5.7)$ Interest (2) 15$ 3.7$ 2.2$ Net Income (1) 47$ (2.6)$ (5.3)$ Ending Backlog 610$ 585$ Footnotes: 1) After allocations 2) Additional interest expense allocated in 2015 as a result of sale of Coal Mining in 2014 3) No change to 2015E Midpoint expectations vs. what was discussed during Vectren's 3/16/15 investor day 3 Months Ended Mar 31 Appendix

26 Infrastructure Services – Estimated Backlog  General Description of Types of Customer Contracts for Infrastructure Services • Infrastructure Services operates primarily under two types of contracts – blanket contracts and bid contracts. Blanket contracts are ones which a customer is not contractually committed to specific volumes of services, but where we have been chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Bid contracts are ones which a customer has contractually committed to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot).  General Description of Backlog for Infrastructure Services • For blanket contracts, backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers. While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog. • For bid contracts, backlog represents the value remaining on contracts awarded, but not yet completed.  Backlog for Infrastructure Services estimated as follows: • For blanket contracts, estimated backlog as of 3/31/2015 is $495 million. The estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months is multiplied by 80% to factor in such unknowns as weather and potential budgetary restrictions of customers. • For bid contracts, estimated backlog as of 3/31/2015 is $115 million. • Total estimated backlog as of 3/31/2015: $610 million compared to $625 million at 12/31/2014 Appendix

27 Energy Services – Metrics 2015E $ in millions Midpoint (3) 2015 2014 Revenue 220$ 23.1$ 17.5$ Gross Margin as % of Revenue 20% 21% 24% EBITDA (1) 6$ (4.4)$ (3.8)$ Interest 1$ 0.3$ 0.3$ 179D Tax Deductions (2) -$ - - Net Income / (Loss) (1) 1$ (3.1)$ (3.0)$ Ending Backlog 190$ 161$ 107$ New Contracts 240$ 35$ 51$ Footnote: 1) After allocations 2) Net income impact, net of consulting expenses 3) No change to 2015E Midpoint expectations vs. what was discussed during Vectren's 3/16/15 investor day 3 Months Ended Mar 31 Appendix

28 Non-GAAP Measures The following table reconciles consolidated net income, consolidated basic EPS, and Nonutility Group net income (loss) to those results excluding Coal Mining results in 2014. Note that the Coal Mining results that are excluded below include corporate allocated expenses. Please refer to the following slide for further details regarding the company’s use of Non-GAAP measures. Appendix (In millions, except EPS) GAAP Measure Exclude Coal Mining Results Non- GAAP Measure Consolidated Net Income (Loss) 51.2$ (1.1)$ 52.3$ Basic EPS 0.62$ (0.01)$ 0.63$ Nonutility Group Net Income (Loss) (9.7)$ (1.1)$ (8.6)$ Three Months Ended March 31, 2014

29 Use of Non-GAAP Performance Measures and Per Share Measures Results Excluding Coal Mining Management uses consolidated net income, consolidated earnings per share, and Nonutility Group net income (loss), excluding results from Coal Mining in 2014, to evaluate its results. Coal Mining results that are excluded from the GAAP measures are inclusive of holding company costs (corporate allocations, interest and taxes) incurred to date. Management believes analyzing underlying and ongoing business trends is aided by the removal of Coal Mining results in 2014 and the rationale for using such non-GAAP measures is that, through the disposition of the Coal Mining segment, the Company has now exited the coal mining business. Management believes this presentation provides the best representation of the overall results of the ongoing operations. A material limitation associated with the use of these measures is that the measures that exclude Coal Mining results do not include all costs recognized in accordance with GAAP. Management compensates for this limitation by prominently displaying a reconciliation of these non-GAAP performance measures to their closest GAAP performance measures. This display also provides financial statement users the option of analyzing results as management does or by analyzing GAAP results. Contribution to Vectren's basic EPS Per share earnings contributions of the Utility Group, Nonutility Group excluding Coal Mining results in 2014, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in the Company’s consolidated results divided by the Company’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by the Company’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout this discussion and analysis. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Appendix

Additional Utility & Nonutility Information Appendix

Appendix

Utility – Service Territories & Rate Base


IN
OH

- Vectren Energy Delivery of Indiana – North (gas only)
- Vectren Energy Delivery of Indiana – South (gas & electric)
- Vectren Energy Delivery of Ohio (gas only)

$2.6 Billion of Rate Base in Rates*

- **Gas Utilities' Rate Base: ~$1.2 billion***
  - ~$0.9 billion Indiana
  - ~$0.3 billion Ohio
  - ~10.2% Total Gas Allowed ROE
- **Electric Utility Rate Base: ~$1.3 billion***
  - All Indiana; excludes FERC Transmission
  - 10.4% Allowed ROE
- **FERC Electric Transmission Rate Base: ~$0.1 billion***

** From last base rate cases*

31

Appendix

VECTREN

Utility – Electric System Profile

Generation Portfolio - Profile

- 5 Coal-fired base units – 1,000 MW
  - 100% scrubbed for SO2
  - 90% controlled for NOx
  - Substantial removal of mercury and particulate matter
- 6 Gas-fired peak-use turbines – 295 MW
- Renewable energy ~ 5%
  - Landfill gas generation facility - 3MW
  - Wind energy – up to 80 MW via ~20-year purchased power contracts
- Meeting reserve requirements – no new generation expected in near term

Environmental & System Hardening

- Over $410 million invested during last decade in emissions control equipment
  - Was tracked via Indiana Senate Bill 29 (return on/of CWIP investment)
- Well positioned to comply with EPA rules with no plant retirements
  - In Jan. 2015, received Order from the Indiana Commission establishing framework for recovery of investments under SB251 and SB29 related to EPA mandates, including MATS; $80-90 million expected cost
- Voluntary clean energy standard in Indiana of 10% by 2025
  - Includes energy efficiency
- Significant electric system hardening efforts over the past several years; recently recognized with the 2014 ReliabilityOne Award for Outstanding Midsize Utility
  - Electric reliability performance ranked in the top 95th percentile nationwide

32

33 VISCO at a Glance  Operates in ~25 states, primarily in Upper Midwest, Midwest, Mid-Atlantic and South  Approximately 3,600 employees at peak in 2014  Nearly $200 million of consolidated net property and equipment as of 12/31/2014 Appendix

34 Minnesota Limited Transmission Division • Pipeline construction and maintenance in natural gas, oil, and liquids industry • President – Chris Leines 25 years industry experience • Seasoned management team • 2014 peak employment – 1,350 • Geographic focus: Midwest, Northeast and Northern US • Primary construction services – mainline and gathering pipeline; compressor stations; pump stations; terminal work; tank farms; pipeline maintenance; hydrostatic testing Miller Pipeline Distribution Division • Pipeline construction and maintenance in natural gas distribution industry • President – Kevin Miller, 30 years industry experience • Seasoned management team • 2014 peak employment – 2,200 • Geographic focus: Eastern half of the US • Primary construction services – new mains and services; replacement mains and services; external and internal joint repair; vacuum excavation and horizontal directional drilling Miller Pipeline Water/Wastewater Div. • Pipeline construction and repair in water and wastewater pipeline markets • President – Chris Schuler, 25 years industry experience • Seasoned management team • 2014 peak employment – 120 • Geographic focus: Midwest and Southern US • Primary services – water pipeline construction; wastewater rehab utilizing cured in place pipe, fold in form pipe; internal joint repair and horizontal directional drilling VISCO Business Segments Appendix

35 VISCO Long-Term Customer Relationships Long-term customers • Long-term customer relationships are key • Relationship with top 10 distribution customers averages ~25 years • Reputation for high quality construction work and customer service • Shared culture of commitment to safety with our customers • Building on our history and reputation, added several significant new customers over the past few years Appendix

36 VISCO Competitive Landscape Changes in competitive landscape • Consolidation continues in our industry • Market preference for larger contractors • Fragmented market – many small family-owned contractors still servicing geographic territories Competitive advantage • Seasoned management team – ability to react to market changes • Team has extensive acquisition experience over last several years – seven acquisitions (1 large – Minnesota Limited - and 6 small) • Diversification of services by market • Management focus: • Innovation and technology • Project execution • Continuous improvement program • Development of talent • Brand recognition in our industry Appendix

37 VISCO’s Low Risk Revenue Profile  Demand for construction work continues to remain strong in 2015 • No significant impact on VISCO’s operations to date from lower oil & natural gas prices; if prices don’t rebound in ‘15, there could be some impact in ’16 – However, see our low risk revenue profile below: All other** ~85% E&P directly- related* ~15% 2015E Revenue Split [% of Total Revenue] Low Risk Revenue Profile  2015E VISCO revenue of ~$850 million • Work directly related to E&P includes many projects that must be completed in near term – to eliminate gas flaring, for example • Any potential impact of low oil prices on demand is expected to lag 8-12 months since many projects have already begun or have near-term start dates • Only ~15% of VISCO 2015E revenue is directly related to E&P work * “E&P directly-related” work is shale-related ** “All other” work represents repair, replacement, integrity, compressor stations, or other work for utilities & pipelines (incl. new pipe) Appendix

38 VISCO - Strategically Well-Positioned for Continued Earnings Growth Key Long-Term Growth Initiatives  Capitalize on demand from the very long construction cycle in the gas distribution, gas and oil transmission, and water/wastewater markets • Demand for maintenance and replacement work remains strong as utilities continue to announce sizeable pipeline replacement programs • High demand for gas & oil transmission pipeline integrity work, and new shale-related pipeline work  Organic growth strategy to focus on adding high quality, highly skilled field personnel to serve existing & new customers exceptionally well, in addition to investments in equipment • Roughly $50-60 million per year of cap ex expected  Growth could include smaller tuck-in acquisitions; key is people/geography Appendix

39 VESCO at a Glance Primary subsidiary, Energy Systems Group, founded in 1994 Accredited by the National Association of Energy Service Companies (NAESCO) Licensed to do business in 46 states, the U.S. Virgin Islands, and Puerto Rico 275 Employees - 150 Sales/Engr./Proj. Mgt. - 70 O&M Staff Developed $2+ billion in projects for 340+ customers Facilitated in excess of $1 billion of project financing $450+ million in multiple phase (repeat customer) projects Equipment Independent / Vendor Neutral Appendix

40 VESCO Business Segments Performance Contracting • Public & Federal Sectors •Design and construction of efficiency projects where savings are used to finance the improvements • Excess savings often used to fund deferred maintenance projects • Solid reputation among customers for innovative solutions and quality work •Key Drivers • Aging infrastructure • Need to reduce operating costs • Lack of capital budgets • Escalating electricity prices • Sustainability initiatives • Strong public policy support • Efficiency is the cheapest resource Sustainable Infrastructure • Public, Private and Federal Sectors •Design and construction of larger scale capital projects •Combined heat and power (CHP) •Anaerobic digesters, landfill gas and other renewable energy projects •Compressed natural gas (CNG) transportation fuel infrastructure •Key Drivers • Prospect of increasing electric rates and stable natural gas prices • Desire for control of energy prices • Electric grid reliability concerns • Increasing environmental regulations (air, water, organic waste) • Advances in technology (microturbines, fuel cells, batteries, etc.) • Corporate and institutional sustainability initiatives Operations & Maintenance •Focus on plants and projects built by VESCO – currently nine locations •Steam, electricity, chilled water and power conditioning •Accounts for approximately 25% of VESCO’s work force •Contributes $20M - $25M of revenue annually •Key Drivers • Customer convenience and risk reduction (focus on core business) • VESCO reduces risks associated with any savings or operations guarantees • Attractive recurring revenue stream • Fed projects often require long-term operations & maintenance agreements Appendix

41 VESCO Market Sectors and Customers • Municipalities • Water and Wastewater Utilities • Solid Waste Authorities • Colleges / Universities • Hospitals / Healthcare • Commercial & Industrial • Federal • Department of Veterans Affairs • Department of Defense • Colleges / Universities • Municipal Utilities • Hospitals / Healthcare • One of 16 DOE qualified ESCOs (1) • One of 15 USACE* qualified ESCOs (2) • Department of Energy • Department of Defense • Department of Veterans Affairs • Department of Agriculture • General Services Administration • Utilities • Municipalities • Water and Wastewater Utilities • Electric and Gas Utilities • Solid Waste Authorities • K-12 Schools • State Agencies • Colleges / Universities • Correctional Facilities • Highway Departments • Hospitals / Healthcare Public Sector Federal Sector Sustainable Infrastructure Operations & Maintenance Performance Contracting (1) Re-compete process underway (2) Recently awarded after under- going a re-compete process * US Army Corps of Engineers Appendix

42 Performance Contracting Sustainable Infrastructure (CHP, Biomass) Power System Engineering Services ©2014 Navigant Consulting, Inc. All rights reserved. VESCO Competitive Landscape Appendix

43 VESCO Financial Outlook for 2015 & Beyond  Market appears to have turned a corner after multi-year downturn tied to recession • Record new construction orders in 2014 of $189 million – provides strong backlog to support 2015-16 revenue – Even with record new orders, value of projects awarded but not yet contracted is over > $400 million  The April 2014 acquisition of Chevron’s federal sector energy services unit shows great promise – despite delays in contract signings, the unit has been awarded several large, high profile projects • VESCO is an industry leader in working with utilities to implement energy projects for federal facilities in their service territories – current agreements with 15 utilities, including among others Southern Company, PG&E, TECO, Piedmont Natural Gas and Dominion Virginia Power  Expect VESCO to contribute EPS of approx. $0.01 per share in 2015 vs. loss of $(0.04) per share in 2014 and growing $0.03-0.05 per share thereafter • No benefit from 179D tax deductions assumed in ‘15; $4.4 million net income impact in ’14 $72 $144 $190 $- $50 $100 $150 $200 $250 2013 2014 2015E Ending Backlog (in millions) Average project construction is 12-18 months (backlog turning into revenue); % of completion method used for rev. recognition Appendix

44 VESCO’s Growth Outlook Key Long-Term Growth Initiatives  Focus on continuing to win projects in the growing federal market  Expand the public sector business as demand for energy efficiency projects continues to recover  Grow the sustainable infrastructure segment by leveraging our project expertise • Examples of projects and the types of industries served include combined heat & power plants at industrial food processors, CNG fueling stations for municipal transit systems and waste authorities, and conversion of coal-fired steam systems to natural gas for universities  Continue work with customers & trade organizations to shorten the award to contract period  Refine sales management practices and processes to continue expansion of sales funnel across business segments Appendix